Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                     FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF
              FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF

                  (each a "Fund" and collectively the "Funds")

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 30, 2015


                            DATED FEBRUARY 10, 2015

     1. Notwithstanding anything to the contrary in the prospectus, the section of the prospectus entitled "Summary Information--First Trust Dorsey Wright Focus 5 ETF--Fees and Expenses of the Fund" is replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)            None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                                                               0.30%
  Distribution and Service (12b-1) Fees(1)                                                      0.00%
  Other Expenses                                                                                0.00%
  Acquired Fund Fees and Expenses                                                               0.64%
                                                                                              ----------
  Total Annual Fund Operating Expenses                                                          0.94%


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, excluding acquired fund fees and expenses, remain at current levels until March 31, 2016 and thereafter at 1.19% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR            3 YEARS            5 YEARS            3 YEARS

      $96                $349              $626               $1,417

     ----------------
     (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before March 31, 2016.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period March 5, 2014 (inception) through September 30, 2014, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

     2. Notwithstanding anything to the contrary in the prospectus, the section of the prospectus entitled "Summary Information--First Trust Dorsey Wright International Focus 5 ETF--Fees and Expenses of the Fund" is replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)             None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                                                               0.30%
  Distribution and Service (12b-1) Fees(1)                                                      0.00%
  Other Expenses                                                                                0.00%
  Acquired Fund Fees and Expenses                                                               0.80%
                                                                                              ----------
  Total Annual Fund Operating Expenses                                                          1.10%


EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, excluding acquired fund fees and expenses, remain at current levels until July 17, 2016 and thereafter at 1.35% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR            3 YEARS            5 YEARS            3 YEARS

      $112               $391              $704               $1,592

     ----------------
     (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before July 17, 2016.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period July 22, 2014 (inception) through September 30, 2014, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.



   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE